EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

WeTrade Group Inc.

WeTrade Group Inc.

No 1 Gaobei South Coast

Yi An Men 111 Block 37,

Chao Yang District,

Beijing City, Peoples Republic of China

RE: WeTrade Group Inc. - Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated ___________, 2019, of WeTrade Group Inc., a Wyoming corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $3.00 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check or bank wire directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company’s receipt of such funds, without interest or deduction of any kind.

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Purchaser Information:

Printed Name:

Signature:

Date:

Address:

SSN:

The foregoing Subscription is hereby accepted in full on behalf of WeTrade Group Inc.

Date: _____________, 2019

WeTrade Group Inc.

By:
Dai Zheng
CEO

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